Exhibit 99.1
Articles of Amendment

to

Articles of Incorporation

of

Health Discovery Corporation

1.  The name of the corporation is Health Discovery Corporation.

2.  The Articles of Incorporation of Health Discovery Corporation are hereby amended to insert a new Section 2A – Series A Preferred Stock, as follows:

Section 2A.  Series A Preferred Stock

1.    Designation.

The shares of such series shall be designated as Series A Preferred Stock (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 7,437,184.  The stated value of the Series A Preferred Stock shall be $0.08 per share.

2.    Dividend Rights.

The Corporation shall not declare, pay or set aside any dividends on shares of any class or series of capital stock of the Corporation (other than dividends on shares of Common Stock payable in shares of Common Stock) unless the holders of the Series A Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series A Preferred Stock in an amount at least equal to (i) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, that dividend per share of Series A Preferred Stock as would equal the product of (A) the dividend payable on each share of such class or series determined, if applicable, as if all such shares of such class or series had been converted into Common Stock and (B) the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend or (ii) in the case of a dividend on any class or series that is not convertible into Common Stock, at a rate per share of Series A Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by an amount equal to $0.08 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) (such amount, as so adjusted from time to time, being hereinafter referred to as the “Series A Original Issue Price”).

3.    Voting Rights.

Each share of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of the Corporation and each share shall have a number of votes equal to the same number of shares of Common Stock into which it is then convertible.  Except as otherwise provided herein, in any other amendment to the Articles of Incorporation of the Corporation creating a series of Preferred Stock or any similar stock, or by law, the holders of Series A Preferred Stock, Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

4.    Liquidation Rights.

(a)           Payments to Holders of Series A Preferred Stock.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets available for distribution to its stockholders (on a pari passu basis with the holders of any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock), and before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock (such Common Stock and other stock being collectively referred to as “Junior Stock”) by reason of their ownership thereof, an amount equal to the greater of (i) one times the Series A Original Issue Price, plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had each such share been converted into Common Stock pursuant to Section 6 immediately prior to such liquidation, dissolution or winding up (the amount payable pursuant to this sentence is hereinafter referred to as the “Series A Liquidation Amount”).  If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock the full aforesaid preferential amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the remaining assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

(b)           Payments to Holders of Junior Stock.  After the payment of all preferential amounts required to be paid to the holders of Series A Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation senior to or on a parity with the Series A Preferred Stock, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders as otherwise set forth in this Articles of Incorporation.

(c)           Deemed Liquidation Events.

(i)  The following events shall be deemed to be a liquidation of the Corporation for purposes of this Section 4 (a “Deemed Liquidation Event”), unless the holders of a majority of the Series A Preferred Stock elect otherwise by written notice given to the Corporation at least five (5) days prior to the effective date of any such event:

(A)  a merger, consolidation or share exchange in which

(1)  the Corporation is a constituent party or

(2)  a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger, consolidation or share exchange, except any such merger, consolidation or share exchange involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger, consolidation or share exchange continue to represent, or are converted or exchanged for shares of capital stock which represent, immediately following such merger, consolidation or share exchange at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger, consolidation or share exchange, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Subsection 4(c)(i), all shares of Common Stock issuable upon exercise of options outstanding immediately prior to such merger, consolidation or share exchange or upon conversion of Convertible Securities outstanding immediately prior to such merger, consolidation or share exchange shall be deemed to be outstanding immediately prior to such merger, consolidation or share exchange and, if applicable, converted or exchanged in such merger, consolidation or share exchange on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

(B)  the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, except where such sale, lease, transfer or other disposition is to a wholly owned subsidiary of the Corporation.

(ii)  The Corporation shall not have the power to effect any transaction constituting a Deemed Liquidation Event pursuant to Subsection 4(c)(i)(A)(I) above unless the agreement or plan of merger, consolidation or share exchange provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 4(a) and 4(b) above.

(iii)   In the event of a Deemed Liquidation Event pursuant to Subsection 4(c)(i)(A)(II) or (B) above, if the Corporation does not effect a dissolution of the Corporation under the Georgia Business Corporation Code within 60 days after such Deemed Liquidation Event, then (A) the Corporation shall deliver a written notice to each holder of Series A Preferred Stock no later than the 60th day after the Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (B) to require the redemption of such shares of Series A Preferred Stock, and (B) if the holders of at least a majority of the then outstanding shares of Series A Preferred Stock so request in a written instrument delivered to the Corporation not later than 75 days after such Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation) (the “Net Proceeds”) to redeem, to the extent legally available therefor, on the 90th day after such Deemed Liquidation Event (the “Liquidation Redemption Date”), all outstanding shares of Series A Preferred Stock at a price per share equal to the Series A Liquidation Amount.  In the event of a redemption pursuant to the preceding sentence, if the Net Proceeds are not sufficient to redeem all outstanding shares of Series A Preferred Stock, or if the Corporation does not have sufficient lawfully available funds to effect such redemption, the Corporation shall redeem a pro rata portion of each holder’s shares of Series A Preferred Stock to the fullest extent of such Net Proceeds or such lawfully available funds, as the case may be, and, where such redemption is limited by the amount of lawfully available funds, the Corporation shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor.  The provisions of Section 5 below shall apply, with such necessary changes in the details thereof as are necessitated by the context, to the conversion of the Series A Preferred Stock pursuant to this Subsection 4(c)(iii).  Prior to the distribution or conversion provided for in this Subsection 4(c)(iii), the Corporation shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in the ordinary course of business.

(iv)   The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity.  The value of such property, rights or securities shall be determined in good faith by the Board of Directors of the Corporation.

5.    Redemption.

(a)           The Corporation shall have the right to redeem all of the outstanding shares of Series A Preferred Stock (“Series A Redemption Right”) following the fifth (5th) anniversary of the first issue date of the Series A Preferred Stock (the “Redemption Event”), by sending written notice to the holders of the Series A Preferred Stock of its intent to exercise such right.  The Corporation shall in such case redeem all of the outstanding shares of Series A Preferred Stock. Such redemption of the Series A Preferred Stock shall be at a redemption price per share equal to $0.08 (the “Redemption Price”).

(b)           Any holder of shares of Series A Preferred Stock to be redeemed shall surrender to the Corporation at its principal office, on or before the date of the payment of the Redemption Price, the certificates evidencing the shares of Series A Preferred Stock to be redeemed duly endorsed for transfer.  The Corporation may withhold the Redemption Price to the holder and no interest shall accrue thereon until the certificates representing such shares shall have been surrendered to the Corporation properly endorsed for transfer.  All shares of Series A Preferred Stock redeemed by the Corporation shall immediately be canceled.

6.    Optional Conversion Rights.

(a)           The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(i)  Right to Convert.  Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $0.08 by the Series A Conversion Price (as defined below) in effect at the time of conversion.  The “Series A Conversion Price” shall initially be equal to the Series A Original Issue Price.  Such initial Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.  In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series A Preferred Stock.

(ii)  Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock.  In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation.  Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

(iii)  Mechanics of Optional Conversion.

(A)  In order for a holder of Series A Preferred Stock to voluntarily convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent.  Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued.  If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing.  The close of business on the date of receipt by the transfer agent of such certificates (or lost certificate affidavit and agreement) and notice (or by the Corporation if the Corporation serves as its own transfer agent) shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date.  The Corporation shall, as soon as practicable after the Conversion Time, issue and deliver at such office to such holder of Series A Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

(B)  If at any time the number of authorized but unissued shares of Common Stock is insufficient to cover the number of shares of Common Stock to be issued upon the conversion of the Series A Preferred Stock and a holder of Series A Preferred Stock indicates that it desires to convert, the Corporation will pursue best efforts to acquire the authority for issuance sufficient for the conversion of such Series A Preferred Stock.

(C)  All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon.  Any shares of Series A Preferred Stock so converted shall be retired and cancelled and shall not be reissued as shares of such series, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

(D)  Upon any such conversion, no adjustment to the Series A Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

7.    Mandatory Conversion.

(a)           Subject to and in compliance with the provisions of this Section 7, each share of Series A Preferred Stock will be converted into fully-paid and nonassessable shares of Common Stock automatically when the trading value of the Common Stock exceeds $0.12 per share for a period of thirty (30) consecutive calendar days.

(b)           All holders of record of shares of Series A Preferred Stock shall be given written notice of the Mandatory Conversion Event and the place designated for mandatory conversion of all such shares of Series A Preferred Stock pursuant to this Section 7.  Such notice need not be given in advance of the occurrence of the Mandatory Conversion Event.  Such notice shall be sent by first class or registered mail, postage prepaid, or given by electronic communication in compliance with the provisions of the Georgia Business Corporation Code, to each record holder of Series A Preferred Stock.  Upon receipt of such notice, each holder of shares of Series A Preferred Stock shall surrender his, her or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 7(b).  On the Mandatory Conversion Event, all outstanding shares of Series A Preferred Stock shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Series A Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon.  If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing.  As soon as practicable after the Mandatory Conversion Event and the surrender of the certificate or certificates for Series A Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his, her or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 6(a)(ii) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

(c)           All certificates evidencing shares of Series A Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Event, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date.  Such converted Series A Preferred Stock may not be reissued as shares of such Series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

(d)           Adjustment for Stock Splits and Combinations.  If the Corporation shall at any time or from time to time after the date that the first share of Series A Preferred Stock is issued (the “Original Series A Issue Date”) effect a subdivision of the outstanding Common Stock, the Series A Conversion Price in effect immediately before that subdivision shall be proportionately decreased.  Conversely, if the Corporation shall at any time or from time to time after the Original Series A Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Series A Conversion Price in effect immediately before the combination shall be proportionately increased.  Any adjustment under this Section 7(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(e)           Adjustment for Common Stock Dividends and Distributions. If the Corporation at any time or from time to time after the Original Series A Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution to holders of Common Stock payable in additional shares of Common Stock, in each such event the Series A Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this Section 7(e) to reflect the actual payment of such dividend or distribution.

(f)           Adjustment for Reclassification, Exchange and Substitution.  If at any time or from time to time after the Original Series A Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 7), in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable in connection with such recapitalization, reclassification or other change with respect to the maximum number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustments as provided herein or with respect to such other securities or property by the terms thereof.

(g)           Reorganizations, Mergers, Consolidations or Sales of Assets.  If at any time or from time to time after the Original Series A Issue Date, there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 7), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation to which a holder of the maximum number of shares of Common Stock deliverable upon conversion would have been entitled in connection with such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the holders of Series A Preferred Stock after the capital reorganization to the end that the provisions of this Section 7 (including adjustment of the Series A Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

(h)           Certificate of Adjustment.  In each case of an adjustment or readjustment of the Series A Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred Stock, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred Stock at the holder’s address as shown in the Corporation’s books.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (1) the consideration received or deemed to be received by the Corporation for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (2) the Series A Conversion Price at the time in effect, (3) the number of additional shares of Common Stock issued or sold or deemed to have been issued or sold, and (4) the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred Stock.

(i)           Notices of Record Date.  Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, any Deemed Liquidation Event, or any redemption, the Corporation shall mail to each holder of Series A Preferred Stock at least ten (10) days prior to the record date specified therein a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such voluntary or involuntary dissolution, liquidation or winding up, Deemed Liquidation Event, or redemption is expected to become effective, and (3) the date, if any, that is to be fixed for determining the holders of record of Common Stock (or other securities) that shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such voluntary or involuntary dissolution, liquidation or winding up, Deemed Liquidation Event, or redemption.

8.    Ranking.

The Series A Preferred Stock shall, with respect to dividend rights and distribution of assets on liquidation, dissolution or winding up of the Corporation, rank (a) junior to, or on parity with, as the case may be, any other stock of the Corporation, the terms of which shall specifically provide that such stock shall rank senior to, or on parity with, as the case may be, the Series A Preferred Stock with respect to dividend rights and distribution of assets on liquidation, dissolution or winding up of the Corporation and (b) senior to any other stock of the Corporation, including the Common Stock.

9.    General Provisions.

(a)           Registration of Transfer. The Corporation shall keep at its principal office a register for the registration of the Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

(b)           Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

(c)           Notices. Any notice required by the provisions of this Article shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices to shareholders shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

(d)           No Dilution or Impairment. The Corporation shall not amend the Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

(e)           No Reissuance of Series A Preferred Stock.  Any shares of Series A Preferred Stock which is redeemed or otherwise acquired (by purchase or otherwise) by the Corporation will be canceled and not be reissued, sold or transferred.

(f)           Stock to be Reserved.  If at any time the number of authorized but unissued shares of Common Stock is insufficient to cover the number of shares of Common Stock to be issued upon the conversion of the Series A Preferred Stock, the Corporation will pursue best efforts to acquire the authority for issuance sufficient for the conversion of such Series A Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the lowest applicable Series A Conversion Price in effect at the time.  The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

(g)           Issue Tax.  The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of Series A Preferred Stock that is being converted, in which case no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

3.  These Articles of Amendment were adopted by the Board of Directors of the Corporation on October 5, 2007.

4.  Pursuant to authority vested in the Board of Directors of the Corporation by its Articles of Incorporation and pursuant to the provisions of Section 14-2-602 of the Georgia Business Corporation Code, the Board of Directors of the Corporation adopted these Articles of Amendment.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by its duly authorized officer this 9th day of October, 2007.

HEALTH DISCOVER CORPORATION

By: /s/ Daniel R. Furth